Exhibit 24
Power of Attorney
Annual Report on Form 10-K
Freddie Mac
     KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation), a federally chartered corporation, hereby constitute and appoint Charles E. Haldeman, Jr., Robert E. Bostrom and Ross J. Kari, and each of them severally, my true and lawful attorney-in-fact with power of substitution and resubstitution to sign in my name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934 and any rules, regulations and requirements of the U.S. Securities and Exchange Commission in connection with the Annual Report on Form 10-K for the year ended December 31, 2010 and any and all amendments thereto, as fully for all intents and purposes as I might or could do in person, and hereby ratify and confirm all said attorneys-in-fact and agents, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have executed this Power of Attorney as of January 31, 2011.

/s/ John A. Koskinen
_________________________
John A. Koskinen

Power of Attorney
Annual Report on Form 10-K
Freddie Mac
     KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation), a federally chartered corporation, hereby constitute and appoint Charles E. Haldeman, Jr., Robert E. Bostrom and Ross J. Kari, and each of them severally, my true and lawful attorney-in-fact with power of substitution and resubstitution to sign in my name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934 and any rules, regulations and requirements of the U.S. Securities and Exchange Commission in connection with the Annual Report on Form 10-K for the year ended December 31, 2010 and any and all amendments thereto, as fully for all intents and purposes as I might or could do in person, and hereby ratify and confirm all said attorneys-in-fact and agents, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have executed this Power of Attorney as of January 29, 2011.

/s/ Linda B. Bammann
_________________________
Linda B. Bammann

Power of Attorney
Annual Report on Form 10-K
Freddie Mac
     KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation), a federally chartered corporation, hereby constitute and appoint Charles E. Haldeman, Jr., Robert E. Bostrom and Ross J. Kari, and each of them severally, my true and lawful attorney-in-fact with power of substitution and resubstitution to sign in my name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934 and any rules, regulations and requirements of the U.S. Securities and Exchange Commission in connection with the Annual Report on Form 10-K for the year ended December 31, 2010 and any and all amendments thereto, as fully for all intents and purposes as I might or could do in person, and hereby ratify and confirm all said attorneys-in-fact and agents, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have executed this Power of Attorney as of January 28, 2011.

/s/ Carolyn H. Byrd
_________________________
Carolyn H. Byrd

Power of Attorney
Annual Report on Form 10-K
Freddie Mac
     KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation), a federally chartered corporation, hereby constitute and appoint Charles E. Haldeman, Jr., Robert E. Bostrom and Ross J. Kari, and each of them severally, my true and lawful attorney-in-fact with power of substitution and resubstitution to sign in my name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934 and any rules, regulations and requirements of the U.S. Securities and Exchange Commission in connection with the Annual Report on Form 10-K for the year ended December 31, 2010 and any and all amendments thereto, as fully for all intents and purposes as I might or could do in person, and hereby ratify and confirm all said attorneys-in-fact and agents, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have executed this Power of Attorney as of January 28, 2011.

/s/ Robert R. Glauber
_________________________
Robert R. Glauber

Power of Attorney
Annual Report on Form 10-K
Freddie Mac
     KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation), a federally chartered corporation, hereby constitute and appoint Charles E. Haldeman, Jr., Robert E. Bostrom and Ross J. Kari, and each of them severally, my true and lawful attorney-in-fact with power of substitution and resubstitution to sign in my name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934 and any rules, regulations and requirements of the U.S. Securities and Exchange Commission in connection with the Annual Report on Form 10-K for the year ended December 31, 2010 and any and all amendments thereto, as fully for all intents and purposes as I might or could do in person, and hereby ratify and confirm all said attorneys-in-fact and agents, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have executed this Power of Attorney as of January 28, 2011.

/s/ Laurence E. Hirsch
_________________________
Laurence E. Hirsch

Power of Attorney
Annual Report on Form 10-K
Freddie Mac
     KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation), a federally chartered corporation, hereby constitute and appoint Charles E. Haldeman, Jr., Robert E. Bostrom and Ross J. Kari, and each of them severally, my true and lawful attorney-in-fact with power of substitution and resubstitution to sign in my name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934 and any rules, regulations and requirements of the U.S. Securities and Exchange Commission in connection with the Annual Report on Form 10-K for the year ended December 31, 2010 and any and all amendments thereto, as fully for all intents and purposes as I might or could do in person, and hereby ratify and confirm all said attorneys-in-fact and agents, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have executed this Power of Attorney as of January 28, 2011.

/s/ Christopher S. Lynch
_________________________
Christopher S. Lynch

Power of Attorney
Annual Report on Form 10-K
Freddie Mac
     KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation), a federally chartered corporation, hereby constitute and appoint Charles E. Haldeman, Jr., Robert E. Bostrom and Ross J. Kari, and each of them severally, my true and lawful attorney-in-fact with power of substitution and resubstitution to sign in my name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934 and any rules, regulations and requirements of the U.S. Securities and Exchange Commission in connection with the Annual Report on Form 10-K for the year ended December 31, 2010 and any and all amendments thereto, as fully for all intents and purposes as I might or could do in person, and hereby ratify and confirm all said attorneys-in-fact and agents, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have executed this Power of Attorney as of January 28, 2011.

/s/ Nicolas P. Retsinas
_________________________
Nicolas P. Retsinas

Power of Attorney
Annual Report on Form 10-K
Freddie Mac
     KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation), a federally chartered corporation, hereby constitute and appoint Charles E. Haldeman, Jr., Robert E. Bostrom and Ross J. Kari, and each of them severally, my true and lawful attorney-in-fact with power of substitution and resubstitution to sign in my name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934 and any rules, regulations and requirements of the U.S. Securities and Exchange Commission in connection with the Annual Report on Form 10-K for the year ended December 31, 2010 and any and all amendments thereto, as fully for all intents and purposes as I might or could do in person, and hereby ratify and confirm all said attorneys-in-fact and agents, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have executed this Power of Attorney as of January 28, 2011.

/s/ Clayton S. Rose
_________________________
Clayton S. Rose

Power of Attorney
Annual Report on Form 10-K
Freddie Mac
     KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation), a federally chartered corporation, hereby constitute and appoint Charles E. Haldeman, Jr., Robert E. Bostrom and Ross J. Kari, and each of them severally, my true and lawful attorney-in-fact with power of substitution and resubstitution to sign in my name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934 and any rules, regulations and requirements of the U.S. Securities and Exchange Commission in connection with the Annual Report on Form 10-K for the year ended December 31, 2010 and any and all amendments thereto, as fully for all intents and purposes as I might or could do in person, and hereby ratify and confirm all said attorneys-in-fact and agents, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 5, 2011.

/s/ Eugene B. Shanks, Jr.
_________________________
Eugene B. Shanks, Jr.

Power of Attorney
Annual Report on Form 10-K
Freddie Mac
     KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation), a federally chartered corporation, hereby constitute and appoint Charles E. Haldeman, Jr., Robert E. Bostrom and Ross J. Kari, and each of them severally, my true and lawful attorney-in-fact with power of substitution and resubstitution to sign in my name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934 and any rules, regulations and requirements of the U.S. Securities and Exchange Commission in connection with the Annual Report on Form 10-K for the year ended December 31, 2010 and any and all amendments thereto, as fully for all intents and purposes as I might or could do in person, and hereby ratify and confirm all said attorneys-in-fact and agents, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have executed this Power of Attorney as of January 30, 2011.

/s/ Anthony A. Williams
_________________________
Anthony A. Williams